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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

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                                   FORM 8-K


                                CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934

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                       Date of Report: October 20, 1999
                       (Date of earliest event reported)


                       DIGITAL GENERATION SYSTEMS, INC.
            (Exact name of registrant as specified in its charter)


         California                   000-27644              94-3140772
(State or other jurisdiction      (Commission file        (I.R.S. employer
      of incorporation)                number)           identification no.)


                              875 Battery Street
                       San Francisco, California   94111
                   (Address of principal executive offices)


                                (415) 276-6600
                        (Registrant's telephone number,
                             including area code)

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Item 4.  Changes in Registrant's Certifying Accountant

     Arthur Andersen LLP resigned as the Company's certifying accountant on October 20, 1999. Effective October 27, 1999, the Company appointed KPMG, LLP as the Company's certifying accountant, and KPMG's acceptance is subject to finalization of its standard prospective client evaluation procedures. The change of certifying accountant has been approved by the Audit Committee of the Board of Directors.

     Arthur Andersen's reports on the consolidated financial statements of the Company and its subsidiaries as of and for the years ended December 31, 1998 and 1997, were unqualified. There were no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or reportable events during such periods or through the interim period ended October 20, 1999 (the date of the resignation).

     Arthur Andersen has reviewed this report. In this regard, Arthur Andersen has provided the Company with the letter attached hereto as Exhibit 16.1.


Item 7. Financial Statements and Exhibits.

        (a) Financial statements of businesses acquired: Not applicable.

        (b) Pro forma financial information: Not applicable.

        (c) Exhibits:

            16.1 -- Letter from Arthur Andersen LLP dated October 27, 1999

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DIGITAL GENERATION SYSTEMS, INC.



Dated: October 27, 1999             By:      /s/ OMAR CHOUCAIR
                                        ----------------------------------------
                                        Omar Choucair
                                        Chief Financial Officer

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                                 EXHIBIT INDEX
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Exhibit     Description
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16.1        Letter from Arthur Andersen LLP dated October 27, 1999

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